UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 8, 2009
METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     As previously disclosed in MetLife, Inc.’s (the “Company”) filings with the U.S. Securities and Exchange Commission, the Company entered into replacement capital covenants (each a “Replacement Capital Covenant”) on: (i) December 21, 2006, relating to and in connection with the Company’s issuance of 6.40% Fixed-to-Floating Rate Junior Subordinated Debentures due 2066 (the “6.40% JSDs”); (ii) December 12, 2007, relating to and in connection with MetLife Capital Trust IV’s issuance of 7.875% Fixed-to Floating Rate Exchangeable Surplus Trust Securities due 2067 (the “7.875% X-SURPS”), automatically exchangeable in specified circumstances into 7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 of the Company; (iii) April 8, 2008, relating to and in connection with MetLife Capital Trust X’s issuance of 9.250% Fixed-to-Floating Rate Exchangeable Surplus Trust Securities due 2068 (the “9.250% X-SURPS”), automatically exchangeable in specified circumstances into 9.250% Fixed-to-Floating Rate Junior Subordinated Debentures due 2068 of the Company; (iv) December 30, 2008, relating to the Company’s Floating Rate Non-Cumulative Preferred Stock, Series A, and 6.50% Non-Cumulative Preferred Stock, Series B (collectively the “Preferred Stock”); and (v) July 8, 2009, relating to and in connection with the Company’s issuance of 10.750% Fixed-to-Floating Rate Junior Subordinated Debentures due 2069 (the “10.750% JSDs”).
     Each Replacement Capital Covenant is for the benefit of holders of one or more designated series of the Company’s “Covered Debt”, as defined in the relevant Replacement Capital Covenant. The Replacement Capital Covenants generally provide that the Company will not repay, redeem or purchase (“repay” or “repayment”) the securities to which they relate, unless during a period prior to the repayment the Company has sold certain securities that are not senior to the securities to be repaid and the cash proceeds from such sale meet minimum thresholds.
     The Company’s 5.70% Senior Notes due 2035 (the “Senior Notes”) were initially designated as the Covered Debt under each of the Replacement Capital Covenants. As a result of the Company’s issuance of the 10.750% JSDs, the 10.750% JSDs became the Covered Debt with respect to, and in accordance with the terms of the Replacement Capital Covenants relating to, the 6.40% JSDs and the Preferred Stock. The Senior Notes continue to be the Covered Debt with respect to, and in accordance with the terms of the Replacement Capital Covenants relating to, the 7.875% X-SURPS, the 9.250% X-SURPS and the 10.750% JSDs.
     The foregoing descriptions of the Replacement Capital Covenants are not complete and are qualified in their entirety by reference to the Replacement Capital Covenants, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 hereto and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.
4.1	Replacement Capital Covenant, dated as of December 21, 2006 (Incorporated by reference to Exhibit 4.2 to MetLife, Inc.’s Current Report on Form 8-K dated December 22, 2006).

4.2	Replacement Capital Covenant, dated as of December 12, 2007 (Incorporated by reference to Exhibit 4.2 to MetLife, Inc.’s Current Report on Form 8-K dated December 12, 2007).

4.3	Replacement Capital Covenant, dated as of April 8, 2008 (Incorporated by reference to Exhibit 4.2 to MetLife, Inc.’s Current Report on Form 8-K dated April 8, 2008).

4.4	Replacement Capital Covenant, dated as of December 30, 2008 (Incorporated by reference to Exhibit 4.1 to MetLife, Inc.’s Current Report on Form 8-K dated December 30, 2008).

4.5	Replacement Capital Covenant, dated as of July 8, 2009 (Incorporated by reference to Exhibit 4.2 to MetLife, Inc.’s Current Report on Form 8-K dated July 8, 2009).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Christine M. DeBiase
	Name:	Christine M. DeBiase
	Title:	Vice President and Secretary

Date: July 8, 2011

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT
4.1	Replacement Capital Covenant, dated as of December 21, 2006 (Incorporated by reference to Exhibit 4.2 to MetLife, Inc.’s Current Report on Form 8-K dated December 22, 2006).
4.2	Replacement Capital Covenant, dated as of December 12, 2007 (Incorporated by reference to Exhibit 4.2 to MetLife, Inc.’s Current Report on Form 8-K dated December 12, 2007).
4.3	Replacement Capital Covenant, dated as of April 8, 2008 (Incorporated by reference to Exhibit 4.2 to MetLife, Inc.’s Current Report on Form 8-K dated April 8, 2008).
4.4	Replacement Capital Covenant, dated as of December 30, 2008 (Incorporated by reference to Exhibit 4.1 to MetLife, Inc.’s Current Report on Form 8-K dated December 30, 2008).
4.5	Replacement Capital Covenant, dated as of July 8, 2009 (Incorporated by reference to Exhibit 4.2 to MetLife, Inc.’s Current Report on Form 8-K dated July 8, 2009).